Prepayment and Other Current Assets (Detail) - USD ($) $ in Thousands		Sep. 30, 2019	Sep. 30, 2018
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid expenses		$ 8,974	$ 6,812
Capitalized commission fees	[1]	4,974
Advance to suppliers	[2]	3,938	4,468
Funds receivable	[3]	2,364	1,750
Staff advances	[4]	1,591	1,073
Receivable from disposal of a component	[5]	1,540
Rental and other deposits		1,045	593
Interest receivable		133	1,380
Others		2,173	978
Prepayment and other current assets, net		$ 26,732	$ 17,054

[1]	Capitalized commission fees primarily consist of the incremental sales commission relating to obtaining the customers contract as described in Note 2.
[2]	Advance to suppliers represents interest-free cash deposits paid to suppliers for future purchase of raw materials and finished goods. The risk of loss arising from non-performance by or bankruptcy of the suppliers is assessed prior to making the deposits and is monitored on a regular basis by management. A charge to cost of sales will be recorded in the period in which a loss becomes probable. To date, the Group has not experienced any loss of advances to suppliers.
[3]	Funds receivable arise due to the time taken to clear customers’ payment transactions through external payment networks. When customers remit fees to the Group via external payment networks using their bank account or credit card, there is a clearing period before the cash is received by the Group which usually takes one to three business days. These course fees are treated as a receivable until the cash is received.
[4]	Staff advances were provided to staff for travelling and business related use which were subsequently expensed when incurred.
[5]	Receivable from disposal of a subsidiary refers to the remaining consideration receivable due from the buyers of Beijing Champion Tax Management and Advisory Co., Ltd. (“Champion Tax Advisory”), a previously consolidated subsidiary of the Group. The balance was received on January 8, 2020.